SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Xtrackers FTSE Developed ex US Comprehensive Factor ETF (DEEF)

Xtrackers FTSE Emerging Comprehensive Factor ETF (DEMG)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers Japan JPX-Nikkei 400 Equity ETF (JPN)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

Xtrackers Russell 1000 Comprehensive Factor ETF (DEUS)

Xtrackers Russell 2000 Comprehensive Factor ETF (DESC)

The following disclosure is added to the “Principal Investment Strategies” section of each fund’s summary prospectus and summary section of each fund’s statutory prospectus, and the "Additional Information About the Funds’ Investment Strategies, Underlying Index and Risks – Additional Information about the Funds’ Investment Strategies" section of each fund's statutory prospectus:

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.

The following disclosure is added to the “Main Risks” section of each fund’s summary prospectus and summary section of each fund’s statutory prospectus:

Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

The following disclosure is added to the "Additional Information About the Funds’ Investment Strategies, Underlying Index and Risks – Further Discussion of Main Risks" of each fund's statutory prospectus:

Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.

The following sentence is added as the last sentence in the “Diversification Status” sub-section of the “Investment Strategies and Risks” section of each fund’s Statement of Additional Information:

In reliance on no-action relief furnished by the Securities and Exchange Commission, the fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.

Please Retain This Supplement for Future Reference.

September 26, 2019